                                                                    EXHIBIT 10.1

                   [Insituform Technologies, Inc. Letterhead]

August 25, 2004

Mr. Thomas W. Vaughn
6735 Hempstead Court
Suwanee, GA 30024

Dear Tom:

Subject to Compensation Committee and Board of Director approval, we are pleased to offer you the position of Senior Vice President and Chief Operating Officer of Insituform Technologies, Inc. ("ITI" or "Insituform"). The principal terms and conditions of the offer are as follows:

1. Base Salary. The annual base salary for the position of Senior Vice President and Chief Operating Officer will be $330,000. Your base salary will be reviewed on an annual basis by the Compensation Committee of the Board of Directors of ITI.

2. Signing Bonus. You will be granted a sign-on bonus in the amount of $50,000, payable upon your closing on a home in the St. Louis area.

3. Annual Incentive Bonus. During 2004, you will be entitled to receive an annual incentive bonus in an amount calculated as a percentage of your base salary determined by reference to: (i) a range of percentages identified by the Compensation Committee based upon a center point objective of 50% (intended to provide an opportunity of up to two times such center point) and (ii) the accomplishment by ITI of such annual goals attendant to such range as shall also have been determined by the Compensation Committee. The foregoing annual goals will be determined as reasonable targets given ITI's results of operations and prospects, intended to provide you with incentives to achieve such performance. The amount and criteria for your annual incentive bonus will be reviewed annually by the Compensation Committee. Your 2004 award will be pro-rated to reflect your length of employment with us.

4. Long Term Incentives. You are eligible to participate in the Insituform Technologies, Inc. Long-Term Incentive Plan (the "LTIP"), which includes both equity and cash compensation. Equity grants are made under the Insituform Technologies, Inc. 2001 Employee Equity Incentive Plan. The Compensation Committee on an annual basis determines LTIP grants for officers and you will be eligible for a new grant each year. Your 2004 grant has a nominal value of $346,000. The actual components for the 2004 grant are pending Board of Directors approval. If we kept the 2003 plan mix, the allocations would be comprised of stock options (33% or $114,000), restricted stock (23% or $80,000) and Cash Plan (44% or $152,000).

         (a) Stock options to purchase shares (count to be determined) of ITI Class A common shares, $.01 par value (Common Stock"), such options to become exercisable with respect to 25% of such shares on the grant date and on each of the first, second and third anniversaries of the grant date. The strike price for the options will be the closing market price of the Common Stock on the date your options are granted by the Compensation Committee, which is expected to be the first day of your active employment with ITI. The options will expire on the seventh anniversary of the grant date. To the maximum extent permitted under the limitations contained in the Internal Revenue Code, the options will be "incentive stock options," with the remainder being non-qualified stock options. Generally, stock options expire as follows: (i) if the employee retires after age 55, options expire five years after date of retirement; (ii) if the company terminates employment for a reason other than cause or disability, options expire 30 days after termination of employment; (iii) if employment terminates as a result of disability, options expire 90 days after termination of employment; (iv) if employment terminates by reason of death, options expire one year

Mr. Thomas W. Vaughn
Page 2

      following death; and (v) if ITI terminates your employment for cause or you terminate your employment for any reason, options expire on date of termination. Your incentive stock options will be evidenced by an award agreement in the form attached hereto as Exhibit A.

         (b) Shares (count to be determined) of restricted Common Stock. The restricted stock will vest 100% three years after the grant date, in a cliff vesting arrangement. No restricted stock may be sold until at least three years following the grant date, and will be subject to the terms of a restricted stock agreement. The restricted stock will be granted by the Compensation Committee, with such grant expected to occur on the first day of your active employment with ITI. Restricted stock award agreements do contain a provision for immediate vesting of a portion of the award shares
      (i) upon a "Change in Control" of ITI or (ii) upon the involuntary termination of an employee's employment without "cause" at least 18 months after the date of grant but before the third anniversary of the date of grant. Your restricted stock award will be evidenced by an award agreement in the form attached hereto as Exhibit B.

         (c) A target award of amount (dollars to be determined) under the 2004
      - 2006 Long Term Executive Cash Performance Program, payable in March 2007 based on the achievement of goals established by the Compensation Committee during the three year period.

5. Deferred Compensation. You are eligible to participate in the Senior Management Voluntary Deferred Compensation Plan (the "DCP"). Tax deferred contributions may be made into the DCP after the maximum allowable contribution (as defined by the IRS) has been made into ITI's 401(k) plan. The first 3% of DCP contributions are matched by ITI at 100% and the next 2% of contributions are matched at a 50% rate. The maximum company match into both the 401(k) and DCP together is $8,000.

6. Additional Benefits.

(a) You will be provided with a car allowance of $850 per month, subject to adjustment in accordance with ITI's policy.

(b) You are eligible to participate in the company's medical, dental, vision, life insurance, and long-term disability plans, and any future plans and programs implemented by ITI for its employees generally or by the Compensation Committee for you specifically, and in the ITI 401(k) Profit Sharing Plan and any future plans or programs supplemental to the ITI 401(k) Profit Sharing Plan. Details about specific benefits will be provided to you in benefit plan documents.

(d) You will receive holidays in accordance with ITI's policy. During 2004, you will receive three weeks vacation, pro-rated for the number of days employed during the year. During your fifth year of employment and beyond, you will receive four weeks vacation.

(e) You will be provided relocation assistance as provided for in ITI's relocation policy, including a gross up for taxes. Reimbursements will be made for the cost of temporary accommodations and weekly travel to and from your current home for a mutually agreeable period prior to relocating your family to St. Louis. Your relocation, including the sale of your home, must be handled through ITI's relocation coordinator.

7. Severance. As Senior Vice President and Chief Operating Officer, you will report to the Chief Executive Officer and you will serve at the pleasure of the ITI Board of Directors; however, if your employment is terminated by ITI for reasons other than "cause" (as defined below) during your first twenty-four months of employment, you will receive, upon such termination, a severance payment equal to twelve months' base salary, car allowance and medical/dental benefits, and reasonable outplacement assistance.

The amount of "base salary" will be calculated as the product obtained by multiplying (i) the number of months of severance to which you are entitled by
(ii) your highest monthly base salary during the twelve months prior to termination.

"Cause" shall be defined as:

   (i) your willful and continued failure to perform substantially your duties with ITI or any of its affiliates (other than such failure resulting from incapacity due to physical or mental illness), after a written demand

Mr. Thomas W. Vaughn
Page 3

   for substantial performance is delivered to you by the Chairman of the Board of Directors which specifically identifies the manner in which the Board of Directors believes that you have not substantially performed your duties; or

   (ii) your willful engaging in illegal conduct or gross misconduct which is materially and demonstrably injurious to ITI, whether or not subsequently discontinued or corrected; or

   (iii) your conviction of a crime other than misdemeanor traffic offenses or commission of an act of moral turpitude; or

   (iv) your inability to report for work for a period of four months or greater.

No act or failure to act, on your part, shall be considered "willful" unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of ITI. The cessation of employment shall not be deemed to be for "cause" unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of no less than a majority of the entire membership of the Board of Directors, finding that, in the good faith opinion of the Board of Directors, you are guilty of the conduct described.

8. Confidentiality and Non-Competition; Code of Conduct; Drug Testing; Background Check. You must sign ITI's standard Employee Confidentiality, Work Product and Non-Competitive Agreement. You must sign and agree to abide by ITI's Business Code of Conduct. You must successfully pass ITI's standard drug/alcohol screen, verification of academic credentials, reference and background checks.

This letter (and the terms of the plans, documents and standard agreements referred to herein) contains the entire agreement of the parties with respect to the subject matter hereof, and supersedes any and all prior understandings, commitments and agreements with respect thereto. The terms of this letter (but not the standard agreements referred to herein) will expire when the severance provisions expire.

Your appointment as Senior Vice President and Chief Operating Officer will not be effective until your first day of active employment with ITI at its executive offices in Chesterfield, Missouri, which must occur on or before September 1, 2004.

If the above terms accurately reflect your understanding and agreement, please sign this letter where indicated below and return it to me acknowledging your acceptance.

Very truly yours,

INSITUFORM TECHNOLOGIES, INC.

By:      /s/ Thomas S. Rooney, Jr.
   --------------------------------------------------
         Thomas S. Rooney, Jr.
         President and Chief Executive Officer

ACCEPTED AND AGREED:

/s/ Thomas W. Vaughn
-----------------------------------------------------
         Thomas W. Vaughn

Date     8-30-04

                      FORM OF STOCK OPTION AWARD AGREEMENT

                                             Date of Grant:
                                             Employee:
[INSITUFORM TECHNOLOGIES(R), INC. LOGO]      SSN:
                                             No. of Shares:
                                             Option Price: $

2001 EMPLOYEE EQUITY INCENTIVE PLAN
INCENTIVE STOCK OPTION AGREEMENT

This option to purchase shares of Class A common stock, par value $0.01 per share (the "Common Stock"), of Insituform Technologies, Inc. ("Insituform") is granted to you pursuant to the 2001 Employee Equity Incentive Plan (the "Plan") and is subject to the terms and conditions in the Plan and those set forth below. Any capitalized, but undefined, term used in this option shall have the meaning ascribed to it in the Plan. This option is intended to be an incentive stock option as defined in Section 422 of the Internal Revenue Code. If this option does not comply with the provisions of the Internal Revenue Code relating to incentive stock options, this option will become a non-qualified stock option. Your acceptance of this option acknowledges your agreement to all the terms and conditions contained herein.

                                 Thomas S. Rooney, Jr., President and CEO

                              TERMS AND CONDITIONS

1. EXERCISABILITY. This option can be exercised only to the extent that the shares covered by this option have become exercisable according to the schedule below. Except as provided in paragraph 5 below, you must be employed by Insituform or a subsidiary of Insituform (the "Company") on the commencement date of the exercise period for the additional shares to become exercisable.

                                        Cumulative Maximum
                                         Number of Shares
                                           That May Be
   Commencement of Exercise Period          Purchased
-------------------------------------   ------------------
Date of Grant.....................      ........
1st Year Anniversary of Date of Grant   ........
2nd Year Anniversary of Date of Grant   ........
3rd Year Anniversary of Date of Grant   ........

2. EXERCISE IN WHOLE OR PART. To the extent this option has become exercisable, you may purchase on any business day prior to the termination of this option all or any part of the total shares which you are then entitled to purchase, less any shares previously purchased; however, no fractional shares may be purchased.

3. METHOD OF EXERCISE. You may exercise this option by delivering to the Administrator the purchase price for the shares to be purchased along with written notice of:

   -  Your name and social security number;

   -  The number of shares to be purchased; and

   -  The address to which the stock certificate and notices are to be sent.

4. PAYMENT OF PURCHASE PRICE. The purchase price for the shares purchased pursuant to this option shall be payable at the time of purchase. The purchase price may be paid by certified check or cashier's check payable to Insituform, in Common Stock beneficially owned by you for at least 6 months or in any combination of check and such Common Stock. If payment is made in shares of such Common Stock, the sum of the check amount and the fair market value of such Common Stock must be at least equal to the purchase price. The fair market value of such Common Stock shall be the closing price per share of the Common Stock as generally reported by NASDAQ on the business day before the date of delivery of such Common Stock to the Administrator.

5. TERM OF OPTION. To the extent this option has become exercisable, it may be exercised by you at any time during the 7-year period beginning on the date of grant as long as you are an employee of the Company, subject to the special provisions below. To the extent this option remains unexercised at the end of such 7-year period, your right to purchase shares pursuant to this option will terminate. To the extent unexercised, this option will terminate before the end of such 7-year period as follows (in no event will any of the following extend this option beyond a 7-year term):

(a) If you retire from the Company after you attain age 55 ("retire" means voluntarily terminating your employment and not working more than 1,000 hours a year), this option will terminate 5 years after your retirement, except that, if you take any action constituting cause (as defined below) after your retirement, this option will terminate immediately; however, if you do not exercise this option within 90 days after your retirement, this option will become a non-qualified stock option;

(b) If the Company terminates your employment at any time other than for "cause" (as defined below) or disability (pursuant to the terms of any employee disability benefit plan maintained by the Company), this option will terminate 30 days after such termination of employment;

(c) If your employment is terminated as a result of your disability (pursuant to the terms of any employee disability benefit plan maintained by the Company), this option will terminate 90 days after such termination of employment;

(d) If your employment is terminated by your death, this option will terminate 1 year following your death; and

(e) In the event of your death during a period in which this option remains exercisable in accordance with subparagraph (a), (b) or (c) above, this option will terminate 1 year following your death.

If this option is terminated in accordance with subparagraph (a) or (b) above, you may exercise this option prior to its termination only to the extent it has become exercisable prior to the date this option is so terminated. If this option is terminated in accordance with subparagraph (c) or (d) above, this option will be exercisable in full prior to its termination. If this option is terminated in accordance with subparagraph (e) above, this option will be exercisable prior to its termination to the same extent that it was exercisable by you prior to your death.

IF YOUR EMPLOYMENT IS TERMINATED OTHER THAN AS DESCRIBED IN SUBPARAGRAPH (A),
(B), (C) OR (D) ABOVE, YOUR RIGHT TO PURCHASE SHARES PURSUANT TO THIS OPTION WILL TERMINATE IMMEDIATELY.

For purposes of this option, "cause" shall mean any of:

(i) breaching any employment, confidentiality, noncompete, nonsolicitation or other agreement with the Company, any written company policy relating to compliance with laws (during employment) or any general undertaking or legal obligation to the Company;

(ii) causing, inducing, requesting or advising, or attempting to cause, induce, request or advise, any employee, representative, consultant or other similar person to terminate his/her relationship, or breach any agreement, with the Company; or

(iii) causing, inducing, requesting or advising, or attempting to cause, induce, request or advise, any customer, supplier or other Company business contact to withdraw, curtail or cancel their business with the Company.

6. TAXES. The Administrator may withhold delivery of certificates for purchased shares until you make satisfactory arrangements to pay any withholding, transfer or other taxes due as a result of your exercise of this option. You are responsible for all taxes applicable to any income realized upon the exercise of this option.

7. SECURITIES LAWS. This option shall not be exercisable if such exercise would violate any federal or state securities law. Insituform may take any appropriate action to achieve compliance with those laws in connection with any exercise of this option or your resale of the Common Stock.

8. TRANSFERABILITY. Unless the Administrator agrees to amend this Incentive Stock Option Agreement to convert it into a Non-Qualified Stock Option Agreement and to the terms of the transfer, this option is not transferable other than by will or the laws of descent and distribution and is exercisable only by you or your guardian or legal representative. You may designate a beneficiary(ies) to exercise your rights under this option in the event of your death. Such designation must be on a form approved by the Administrator and will be effective upon receipt thereof by the Administrator while you are alive. Any designation form so delivered will revoke all prior designations.

9. ADJUSTMENTS. The Administrator may make such adjustments in the option price and in the number or kind of shares of Common Stock covered by this option as may be required to prevent dilution or enlargement of your rights that would otherwise result from any stock split, stock dividend, reorganization, recapitalization, sale, consolidation, issuance of stock rights or warrants or any similar event.

10. INTERPRETATIONS BINDING. Administrator interpretations and determinations are binding and conclusive.

11. NO OWNERSHIP INTERESTS. You will not, by reason of holding this option, have any right to vote or to receive dividends or other distributions, or have any other rights of a stockholder, with respect to the shares of Common Stock covered by this option.

12. NO RIGHT TO CONTINUE AS AN EMPLOYEE; NO RIGHT TO FURTHER OPTION GRANTS. This option does not give you any right to continue as an employee of the Company for any period of time or at any rate of compensation, nor does it interfere with the Company's right to determine the terms of your employment. An option grant is within the discretion of the Administrator, and does not entitle you to any further option grants.

13. TERMINATION FOR CAUSE. If your employment is terminated for cause (as defined above), or if you engage in any activity constituting cause (as defined above) during the 2-year period following termination of employment, in addition to any other legal or equitable remedies, all of which are expressly reserved:
(i) Insituform shall have the right to purchase from you any and all Common Stock acquired pursuant to this option after the date 2 years prior to your termination and then owned by you for a purchase price per share equal to the option price set forth above, and (ii) you shall be required to pay to the Company, upon demand, an amount equal to the profit you realized on the sale of any Common Stock acquired pursuant to this option after the date 2 years prior to your termination and sold by you at any time (such profit per share being equal to the excess, if any, of the sale price per share over the option price set forth above).

14. NOTICE OF SALE; NOTICES. If you sell or otherwise dispose of any shares of Common Stock subject to this option on or before (i) 2 years from the date of the grant of this option, or (ii) 1 year from the date you received such shares of Common Stock pursuant to the exercise of this option, you will promptly (I) give notice thereof to the Administrator, with full details and such other information as may reasonably be requested and (II) upon request, pay to Insituform the amount of any taxes which Insituform may be required to withhold. Notices to Insituform or the Administrator shall be sent to Insituform's Corporate Headquarters, Attn: "Stock Plan Administrator."

                    FORM OF RESTRICTED STOCK AWARD AGREEMENT

                                               Date of Grant:
                                               Employee:
[INSITUFORM TECHNOLOGIES(R), INC. LOGO]        SSN:
                                               No. of Shares:

RESTRICTED STOCK AGREEMENT FOR EXECUTIVES

This Agreement will certify that the employee named above ("you") is awarded the number of restricted shares of Class A common stock, par value $0.01 per share ("Common Stock"), of Insituform Technologies, Inc. (the "Company"), designated above pursuant to the 2001 Employee Equity Incentive Plan (the "Plan") and the Insituform Technologies, Inc. Long-Term Incentive Plan (the "LTIP"), subject to the terms, conditions and restrictions in the Plan, the LTIP and those set forth below. Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in the Plan or the LTIP, as applicable. Your acceptance of this award acknowledges your agreement to all the terms, conditions and restrictions contained in this Agreement.

                  By:
                       _________________________________________________________
                       Stephen P. Cortinovis, Chairman, Compensation Committee

                       TERMS, CONDITIONS AND RESTRICTIONS

1. GRANT OF RESTRICTED STOCK. Subject to the terms and conditions contained in this Agreement, the Plan and the LTIP, the Company hereby grants to you the number of shares of restricted Common Stock designated above (the "Restricted Stock"). The time between the Date of Grant and the lapse of all forfeiture restrictions (including the Performance Restrictions and Service Restrictions, defined below) shall be referred to as the "Restricted Period."

2. PERFORMANCE RESTRICTIONS. In addition to the Service Restrictions, you shall return to the Company, for no consideration from the Company, all of the shares of Restricted Stock awarded under this Agreement, within thirty days following notification to you by the Compensation Committee that the performance goals, if any, established under the LTIP as a condition to the award of the Restricted Stock are not satisfied in full in accordance with the terms and conditions of the LTIP (the "Performance Restrictions"). The Performance Restrictions shall lapse upon certification by the Compensation Committee that the performance goals, if any, established under the LTIP as a condition to the vesting of such Restricted Stock are satisfied in full.

3. SERVICE RESTRICTIONS. Except as otherwise provided in this Agreement, you shall return to the Company within thirty days following your termination of employment for any reason, for no consideration from the Company, all of the shares of Restricted Stock awarded under this Agreement as to which the restrictions provided in Section 4 shall not have lapsed as of your termination of employment (the "Service Restrictions").

4. LAPSE OF SERVICE RESTRICTIONS. The Service Restrictions on your Restricted Stock shall lapse (i.e., the Restricted Stock shall vest) upon the first to occur of any of the following events:

   -  the third anniversary of the Date of Grant;

   -  your death;

   -  your attainment of age 65;

   - the termination of your employment as a result of your disability (pursuant to the terms of any employee disability benefit plan maintained by the Company) before such third anniversary of the Date of Grant;

   -  a Change in Control; or

   - upon the involuntary termination of your employment without "cause" (as defined below) at least 18 months after the Date of Grant and before the third anniversary of the Date of Grant; provided, however, the Service Restrictions on only a percentage of the Restricted Stock awarded to you shall lapse, which percentage shall be determined by dividing (i) the number of whole months of your employment with the Company in the period beginning on the Date of Grant and ending on such termination of your employment by (ii) thirty-six (36).

For purposes of this Agreement, termination of your employment shall occur only when you are no longer an employee of the Company and are no longer a director of the Company.

For purposes of this Agreement, "cause" shall mean any of:

(i) breaching any employment, confidentiality, noncompete, nonsolicitation or other agreement with the Company, any written company policy relating to compliance with laws (during employment) or any general undertaking or legal obligation to the Company;

(ii) causing, inducing, requesting or advising, or attempting to cause, induce, request or advise, any employee, representative, consultant or other similar person to terminate his/her relationship, or breach any agreement, with the Company; or

(iii) causing, inducing, requesting or advising, or attempting to cause, induce, request or advise, any customer, supplier or other Company business contact to withdraw, curtail or cancel their business with the Company.

For purposes of this Agreement, a "Change in Control" shall mean:

            (i) the acquisition by any "person" or "group" (as defined pursuant to Section 13(d) under the Securities Exchange Act of 1934) of "beneficial ownership" (as defined in Rule 13d-3 under said Act) of in excess of 20% of the combined voting power of the outstanding voting securities (the "Voting Securities") of the Company entitled to vote generally in the election of directors; and/or

            (ii)the replacement of 50% or more of the members of the Company's Board of Directors (excluding, for purposes of such calculation, the Chairman of the Board) over a one-year period from the directors who constituted such Board at the beginning of such period, where such replacement shall not have been approved by a vote including at least a majority of the directors who were members of the Board at the beginning of such one-year period or whose election as members of the Board was previously so approved; and/or

            (iii) consummation of a merger, statutory share exchange or consolidation involving the Company or sale or other disposition of all or substantially all of the assets of the Company, unless following such transaction: (x) all or substantially all of the individuals and entities who were the "beneficial owners" (as hereinabove defined), respectively, of the outstanding Voting Securities immediately prior to such transaction "beneficially owned", directly or indirectly, more than 20% of the combined voting power of the then outstanding Voting Securities of the corporation resulting from such transaction in substantially the same proportion as their ownership immediately prior to such transaction of the outstanding Voting Securities of the Company, (y) no "person" or "group" (as hereinabove defined) "beneficially owns", directly or indirectly, 20% or more of the combined voting power of the then outstanding Voting Securities of such corporation except to the extent that such ownership existed prior to such transaction and (z) at least a majority of the members of the board of directors resulting from such transaction were members of the Company's Board of Directors immediately prior to such transaction or were nominated by at least a majority of the members of the Company's Board of Directors at the time of the execution of the initial agreement for such transaction, or by the action of the Company's Board of Directors providing for such transaction; and/or

            (iv)approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

5. LIMITATION ON TRANSFER. Prior to the end of the Restricted Period, shares of Restricted Stock shall not be transferable under any circumstances and no transfer of your rights with respect to such shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest in you any interest or right in or with respect to such shares, but immediately upon any attempt to transfer such shares, such shares, and all of the rights related thereto, shall be forfeited and the transfer shall be of no force or effect.

6. SHAREHOLDER RIGHTS. Except for the restrictions and limitation on transfer described in this Agreement, you shall have, with respect to your Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares under this Agreement and shall be subject to the same restrictions and other terms and conditions that apply to the Restricted Stock with respect to which such dividends are issued.

7. ISSUANCE OF CERTIFICATE. As soon as practicable following the lapse of all forfeiture restrictions with respect to any shares of Restricted Stock, such shares shall be transferred to you in the name of a nominee in an account for you or, at your request, in the form of a certificate. Except for dividends, if any, payable to stockholders generally, you have no right to receive any payment in cash from the Company or an Affiliate with respect to the Restricted Stock, either before or after such shares vest.

The Company may register shares of Restricted Stock with respect to which the Restricted Period shall not have lapsed in the name of a nominee or hold such shares in any custodial arrangement.

8. LEGEND. Any certificate representing the shares of Restricted Stock subject to this Agreement shall bear a legend referring to this Agreement and the fact that such shares are nontransferable and are subject to the restrictions hereunder until such restrictions have lapsed and the legend has been removed. Such legend shall read as follows:

   THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RESTRICTION ON TRANSFER AND THE RISK OF FORFEITURE TO THE COMPANY AS PROVIDED IN A RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED OWNER OF THESE SECURITIES, A COPY OF WHICH IS ON FILE WITH THE ISSUER.

Shares of Common Stock awarded hereunder shall not be transferable by you until after an unlegended certificate has been issued to you as provided in Section 7 with respect to such shares.

9. TAXES. The Administrator may withhold delivery of certificates for shares of Restricted Stock until you make satisfactory arrangements to pay any withholding, transfer or other taxes due with respect to the transfer or vesting of such shares. The Company also shall withhold from dividends any amount required to be withheld by any governmental entity.

10. ADJUSTMENTS. The Administrator may make such adjustments in the number or kind of shares of Restricted Stock covered by this Agreement as may be required to prevent dilution or enlargement of your rights that would otherwise result from any stock split, stock dividend, reorganization, recapitalization, sale, consolidation, issuance of stock rights or warrants or any similar event.

11. INTERPRETATIONS BINDING. The interpretations and determinations of the Administrator are binding and conclusive.

12. NO RIGHT TO CONTINUE AS AN EMPLOYEE; NO RIGHT TO FURTHER GRANTS. This Agreement does not give you any right to continue as an employee of the Company for any period of time or at any rate of compensation, nor does it interfere with the Company's right to determine the terms of your employment. A grant of Restricted Stock is within the discretion of the Administrator, and does not entitle you to any further grants of Restricted Stock.